UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 2, 2010

Commission File Number	Exact name of registrant as specified in its charter	IRS Employer Identification No.

1-12869	CONSTELLATION ENERGY GROUP, INC.	52-1964611

100 CONSTELLATION WAY, BALTIMORE, MARYLAND	21202
(Address of principal executive offices)	(Zip Code)

410-470-2800

(Registrant’s telephone number, including area code)

1-1910	BALTIMORE GAS AND ELECTRIC COMPANY	52-0280210

2 CENTER PLAZA, 110 WEST FAYETTE STREET, BALTIMORE, MARYLAND	21201
(Address of principal executive offices)	(Zip Code)

410-234-5000

(Registrant’s telephone number, including area code)

MARYLAND

(State of Incorporation of both registrants)

NOT APPLICABLE

(Former name, former address

and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events

Ring Fencing of Baltimore Gas and Electric Company

In order to satisfy the ring fencing condition contained in an order issued by the Maryland Public Service Commission (Maryland PSC) in October 2009 approving the acquisition by EDF Development, Inc. of a 49.99% interest in Constellation Energy Nuclear Group, LLC, Constellation Energy Group, Inc. (Constellation Energy) and Baltimore Gas and Electric Company (BGE) have taken the measures described below.

Constellation Energy has created a new wholly-owned, special purpose subsidiary, RF HoldCo LLC (HoldCo), for the purpose of holding 100% of the common equity interests in BGE.  Pursuant to a contribution agreement between Constellation Energy, BGE and HoldCo, dated as of February 4, 2010, HoldCo acquired 100% of the common equity interests of BGE from Constellation Energy.  The contribution agreement is attached as an exhibit hereto and incorporated herein by reference.

HoldCo is restricted under its operating agreement to performance of certain limited activities in compliance with its special purpose status.  HoldCo’s operating agreement also contains legal separateness provisions including those set forth in the Maryland PSC’s order.  HoldCo has one independent director whose consent is necessary, in addition to the consent of each of the other directors of HoldCo, in order for HoldCo to initiate a bankruptcy, dissolution or similar proceeding.  In addition, HoldCo has issued a non-economic share to a third party pursuant to a purchase agreement between HoldCo and the third party dated as of February 4, 2010.  The consent of this shareholder is also necessary in order for HoldCo to initiate a bankruptcy, dissolution or similar proceeding.  The purchase agreement and operating agreement are attached as exhibits hereto and incorporated herein by reference.

BGE’s charter and bylaws have been amended to require the unanimous vote of the BGE board of directors (including its independent directors) in order for BGE to file a voluntary bankruptcy petition.  In addition, BGE’s bylaws have been amended to include the following separateness provisions required by the Maryland PSC’s order:

•                  BGE shall not participate in the cash pool operated by Constellation Energy and shall not commingle funds with Constellation Energy,

•                  BGE shall hold itself out as a separate entity from Constellation Energy and HoldCo and shall conduct business in its own name and not assume any liability from future debts of Constellation Energy or HoldCo,

•                  BGE shall maintain a separate name from and shall not use any trademarks, service marks or other intellectual property of Constellation Energy or HoldCo,

•                  BGE shall maintain separate books, accounts and financial statements reflecting its separate assets and liabilities, and

•                  BGE shall maintain arms-length relationships with Constellation Energy and HoldCo.

In connection with these requirements, BGE has ceased its participation in the cash pool operated by Constellation Energy and Constellation Energy has transferred to BGE ownership of the trademarks, service marks and domain names used by BGE.

Further, BGE has amended its bylaws to require that BGE have at least two directors who meet the director independence standards established by the New York Stock Exchange and who are neither employees nor directors of Constellation Energy or any Constellation Energy affiliate.  Constellation Energy and BGE had previously agreed to such a requirement in the settlement agreement both entered into with the Maryland PSC, the State of Maryland and certain Maryland officials in March 2008 and BGE has had two independent directors serving on its board of directors since September 2008.

BGE’s charter amendment and amended and restated bylaws are attached as exhibits hereto and incorporated herein by reference.

Constellation Energy, BGE and HoldCo have obtained legal opinions from outside counsel concluding that a bankruptcy court, following established legal precedent, would not substantively consolidate (a) the assets and liabilities of HoldCo with those of Constellation Energy in the event of a Constellation Energy bankruptcy event or (b) the assets and liabilities of BGE with those of (1) HoldCo in the event of a HoldCo bankruptcy event or (2) Constellation Energy in the event of a Constellation Energy bankruptcy event.

BGE and HoldCo have agreed to monitor and report annually upon ongoing compliance with the legal separateness requirements contained in the Maryland PSC’s order.  Constellation Energy has agreed to deliver an officer’s certificate to the Maryland PSC on a yearly basis stating that (a) it intends to maintain the requisite legal separateness in the corporate structure, (b) the corporate reorganization serves important business purposes of Constellation Energy and (c) Constellation Energy acknowledges that subsequent creditors of BGE may rely upon the separateness of BGE and would be significantly harmed in the event separateness is not maintained and a substantive consolidation of BGE with Constellation Energy were to occur.

BGE and HoldCo are separate legal entities and are not liable for the debts of Constellation Energy.  Accordingly, creditors of Constellation Energy may not satisfy their debts from the assets of BGE and HoldCo except as required by applicable law or regulation.  Similarly, Constellation Energy is not liable for the debts of BGE or HoldCo.  Accordingly, creditors of BGE and HoldCo may not satisfy their debts from the assets of Constellation Energy except as required by applicable law or regulation.

Equity Contributions to Baltimore Gas and Electric Company

In December 2009, Constellation Energy contributed $315.9 million to BGE to comply with other conditions contained in the Maryland PSC’s order.  Specifically, Constellation Energy provided a $250 million capital contribution to BGE, which was required to be made by June 30, 2010 under the Maryland PSC’s order, and a $65.9 million equity contribution to cover the after-tax cost to BGE of providing a $110.5 million residential rate credit required by the order.  As of December 31, 2009, BGE’s equity percentage, as calculated under the Maryland PSC’s ratemaking precedents, was above 48%.

Forward-Looking Statements.  Constellation Energy and BGE make statements in this report that may be considered forward-looking statements within the meaning of the Securities Exchange Act of 1934. These statements are not guarantees of Constellation Energy’s or BGE’s future performance and are subject to risks, uncertainties and other important factors that could cause Constellation Energy’s or BGE’s actual performance or achievements to be materially different from those Constellation Energy and BGE project. For a full discussion of these risks, uncertainties and factors, Constellation Energy and BGE encourage you to read their documents on file with the Securities and Exchange Commission, including those set forth in their periodic reports under the forward-looking statements and risk factors sections.  Except as required by law, Constellation Energy and BGE do not intend to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.              Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

3.1	Articles of Amendment to the Charter of BGE as of February 2, 2010

3.2	Bylaws of BGE, as amended to February 4, 2010

99.1	Operating Agreement, dated as of February 4, 2010, by and among RF HoldCo LLC, Constellation Energy Group, Inc. and GSS Holdings (BGE Utility), Inc.

99.2	Contribution Agreement, dated as of February 4, 2010, by and among Constellation Energy Group, Inc., BGE and RF HoldCo LLC

99.3	Purchase Agreement, dated as of February 4, 2010, by and between RF HoldCo LLC and GSS Holdings (BGE Utility), Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 each registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONSTELLATION ENERGY GROUP, INC.
(Registrant)

Date:	February 4, 2010	/s/ Charles A. Berardesco
Charles A. Berardesco
Senior Vice President and General Counsel

BALTIMORE GAS AND ELECTRIC COMPANY
(Registrant)

Date:	February 4, 2010	/s/ Charles A. Berardesco
Charles A. Berardesco
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Amendment to the Charter of BGE as of February 2, 2010

3.2	Bylaws of BGE, as amended to February 4, 2010

99.1	Operating Agreement, dated as of February 4, 2010, by and among RF HoldCo LLC, Constellation Energy Group, Inc. and GSS Holdings (BGE Utility), Inc.

99.2	Contribution Agreement, dated as of February 4, 2010, by and among Constellation Energy Group, Inc., BGE and RF HoldCo LLC

99.3	Purchase Agreement, dated as of February 4, 2010, by and between RF HoldCo LLC and GSS Holdings (BGE Utility), Inc.